UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Securian Funds Trust

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SECURIAN FUNDS TRUST

c/o Securian Asset Management, Inc.

400 Robert Street North

Saint Paul, Minnesota 55101-2098

SFT Core Bond Fund	SFT Macquarie Small Cap Growth Fund
SFT Balanced Stabilization Fund	(formerly SFT Delaware Ivy Small Cap Growth Fund)
SFT Equity Stabilization Fund	SFT Real Estate Securities Fund

SFT Index 400 Mid-Cap Fund	SFT T. Rowe Price Value Fund

SFT Index 500 Fund	SFT Wellington Core Equity Fund

SFT Government Money Market Fund

SFT Macquarie Growth Fund (formerly SFT Delaware Ivy Growth Fund)

(each, a “Fund”, and collectively the “Funds”)

Dear Contract Owner:

Enclosed is a proxy statement that contains an important proposal (the “Proposal”) affecting the funds (each, a “Fund” and collectively, the “Funds”) of Securian Funds Trust (the “Trust”). Each Fund serves as an investment option under variable life insurance policies or variable annuity contracts (collectively, the “Variable Products”) issued by Minnesota Life Insurance Company or Securian Life Insurance Company. The Proposal does not seek to change the benefits or provisions of the Variable Products. As an owner of a variable life insurance policy or variable annuity contract as of September 30, 2025, you have a beneficial interest in one or more of the Funds and are entitled to vote on the Proposal.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal. Detailed information about the Proposal is contained in the enclosed Proxy Statement. Please read the Proxy Statement and consider it carefully before providing your voting instruction. You may exercise your right to provide voting instructions by completing, signing, and returning the enclosed voting instruction form or by voting online by visiting the website listed on the voting instruction form. A self-addressed, postage-paid envelope has been provided for your convenience. It is very important that your voting instructions be received no later than 9:00 a.m. Central Time, on November 17, 2025.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions regarding the enclosed proxy materials please call (855) 750-2019 (toll-free) Monday through Friday, between 9:00 a.m. and 5:00 p.m. Central Time.

Sincerely,
Suzette E. Huovinen
President, Securian Funds Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 17, 2025

To the shareholders of the Funds, each a series of Securian Funds Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts who, by virtue of their ownership of the contract and policies, indirectly participate in the Funds (collectively, the “Contract Owners”) as of the Record Date (as defined below) who are entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a special meeting of the shareholders of the Funds on November 17, 2025, and at any adjournments or postponements thereof (the “Meeting”), at 9:00 a.m. Central Time, at the offices of Securian Asset Management, Inc. (“Securian AM” or the “Adviser”), the investment adviser to the Trust, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098, for the following purposes:

1.	To elect trustees of the Trust; and

2.	To vote on any other business that may properly come before the Meeting.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on September 30, 2025 as the record date (the “Record Date”) for determining Contract Owners entitled to receive notice and to give voting instructions to the shareholders of the Funds at the Meeting.

The Funds issue and sell their shares to separate accounts of Minnesota Life Insurance Company (“Minnesota Life”) and its affiliated life insurance company, Securian Life Insurance Company (“Securian Life”, and together with Minnesota Life, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by the Participating Insurance Companies.

As an owner of the assets held in the separate accounts, the Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. The Participating Insurance Companies will vote its outstanding shares of the Funds in accordance with the instructions received from the Contract Owners as of the Record Date who are entitled to give voting instructions to the shareholders of the Funds, so that, with respect to election of the trustee nominees, they may instruct the Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Attendance at the Meeting is limited to shareholders and Contract Owners of the Funds as of the Record Date. Instead of attending and voting at the Meeting, you may choose to vote and return the enclosed voting instruction form or vote online by visiting the website listed on the voting instruction form. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor before the date of the Meeting in order to be counted for the Meeting. Whether or not you plan to attend the Meeting, please vote your shares by returning the voting instruction form by mail in the enclosed postage-paid envelope provided or by voting online at the website listed on the voting instruction form. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.

Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting. If you have any questions regarding the enclosed proxy materials please call (855) 750-2019 (toll-free) Monday through Friday, from 9:00 a.m. to 5:00 p.m. Central Time.

By Order of the Board of Trustees,

P. Jason Thibodeaux
Secretary, Securian Funds Trust
October 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2025

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the internet at www.securianfunds.com.

PROXY STATEMENT

OF

SECURIAN FUNDS TRUST

DATED OCTOBER 1, 2025

FOR

SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON NOVEMBER 17, 2025

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of voting instruction forms by the Board of Trustees (the “Board”) of Securian Funds Trust, a Delaware statutory trust (the “Trust”) and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at a special meeting of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”) named on the reverse side of this card. The special meeting of shareholders is scheduled to be held on November 17, 2025, and at any adjournments or postponements thereof (the “Meeting”), at 9:00 a.m. Central Time, at the offices of Securian Asset Management, Inc. (“Securian AM” or the “Adviser”), the investment adviser to the Trust, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098.

The Funds issue and sell their shares exclusively to separate accounts of Minnesota Life Insurance Company (“Minnesota Life”) and its affiliated life insurance company, Securian Life Insurance Company (“Securian Life”, and together with Minnesota Life, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by the Participating Insurance Companies. The Trust is soliciting voting instructions from shareholders and the owners of variable annuity contracts or variable life insurance policies who, by virtue of their ownership of the contract and policies, indirectly participate in the Funds (the “Contract Owners”), in connection with the Proposal (as defined below). For the limited purpose of this Proxy Statement, the terms “shareholder,” “you” and “your” refer to Contract Owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Funds, unless the context otherwise requires.

This Proxy Statement, Notice of Meeting and voting instruction form are first being mailed to shareholders on or about October 1, 2025. Only shareholders who indirectly participated in the Funds as of the close business on September 30, 2025 (the “Record Date”) are entitled to provide voting instructions.

The Meeting is being held for the purposes:

1.	To elect trustees of the Trust (the “Proposal”); and

2.	To vote on any other business that may properly come before the Meeting.

The Board, including the trustees who are not “interested persons” of the Trust under the 1940 Act, has unanimously approved each of the Trustee Nominees to the Board. The Board unanimously recommends that you vote “FOR” the election of each of the Trustee Nominees.

SUMMARY OF IMPORTANT SHAREHOLDER INFORMATION

The following is a brief overview of the Proposal to be voted upon at the Meeting by shareholders of the Funds; the Contract Owners are entitled to give voting instructions to the shareholders of the Funds. Your vote is important. Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call (855) 750-2019 (toll-free) or visit the following internet website: www.securianfunds.com.

What is the Proposal on which I am being asked to vote?

You are being asked to elect trustees of the Trust. Shareholders will be asked to elect Ms. Julie K. Getchell, Mr. Brian E. Gustafson, and Ms. Wan-Chong Kung, each of whom are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (an “Independent Trustee”), and are current Independent Trustees of the Trust. Ms. Getchell was previously elected as trustees of the Trust by shareholders at a special meeting of the shareholders held on January 6, 2017. Mr. Gustafson and Ms. Kung were appointed as

Independent Trustees of the Trust in October 2022 but have not been elected by the shareholders. You will also be asked to elect Ms. Suzette E. Huovinen (and, together with Mr. Gustafson and Mses. Getchell and Kung, the “Trustee Nominees”), who is considered an “interested person” within the meaning of the 1940 Act (an “Interested Trustee”), as an Interested Trustee of the Trust.

Why are shareholders of the Funds being asked to elect trustees of the Trust?

At the conclusion of the meeting of the Board held on July 25, 2024, Linda L. Henderson, then an Independent Trustee of the Trust, retired from the Board. David M. Kuplic, then an Interested Trustee of the Trust, retired from the Board effective as of the adjournment of the meeting of the Board held on July 24, 2025. Both Ms. Henderson and Mr. Kuplic were previously elected as trustees of the Trust by shareholders at a special meeting of the shareholders held on January 6, 2017.

In anticipation of Ms. Henderson’s retirement, at the meeting of the Board held on October 27, 2022, the Governance Committee of the Board selected and recommended, and the Board subsequently voted and unanimously approved, the nomination of Mr. Gustafson and Ms. Kung as Independent Trustees of the Trust. At the meeting of the Board on July 24, 2025, and on the recommendations of the Governance Committee and Securian AM, the investment adviser to the Trust, the Board voted unanimously to approve the nomination of Ms. Huovinen, who is currently the President of the Trust and Securian AM, and Chair of the Board of the Trust, as an Interested Trustee to replace the vacancy created by Mr. Kuplic’s retirement.

By having each of the Trustee Nominees elected by shareholders at this time, the Trust will remain in compliance with Section 16 of the 1940 Act, including the rules thereunder, which requires that a majority of trustees must be elected by shareholders, except that the Board may fill vacancies on the Board if at least two-thirds of the trustees holding office immediately after the appointment of a trustee to fill such vacancy have been elected by shareholders of the Trust. In addition to remaining in compliance with Section 16 of the 1940 Act, the Board proposes that shareholders of the Trust elect Mr. Gustafson and Mses. Kung and Huovinen to the Board, so as to have a Board made up entirely members who have been elected by shareholders, thereby providing the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act. The Board unanimously recommends voting “FOR” the election of all the Trustee Nominees.

Has the Board approved the Proposal?

Yes. The Board has unanimously approved each of the nominations and recommends that you vote “FOR” the election of each of the Trustee Nominees.

Other Business

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, voting instruction forms that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the Participating Insurance Companies.

DETAILED INFORMATION REGARDING THE PROPOSAL

The purpose of the Proposal is to elect four (4) nominees to the Board. Both Mr. Gustafson and Ms. Kung currently serve as trustees of the Trust and were appointed as Independent Trustees of the Trust in October 2022, but were not elected to their position by the shareholders of the Trust. Ms. Huovinen does not currently serve as a trustee of the Trust.

Mr. Gustafson and Ms. Kung were each previously recommended for nomination by the Governance Committee of the Board, which is comprised solely of Independent Trustees, and subsequently approved by the unanimous vote of the Board at the meeting of the Board held on October 27, 2022. The nomination of Ms. Huovinen as an Interested Trustee was recommended by both the Governance Committee and Securian AM, and subsequently unanimously approved by the Board at the meeting of the Board held on July 24, 2025.

Each of the Trustee Nominees has consented to serve, or to continue to serve in the case of Mr. Gustafson and Ms. Kung, as a trustee of the Trust. The Board knows of no reason why any of the Trustee Nominees will be unable to serve, but in the event any of the Trustee Nominees is unable to serve or for good cause will not serve, the voting instructions received indicating a vote in favor of such Trustee Nominee will be voted for a substitute nominee as the Board may recommend.

The Declaration of Trust does not provide for the annual election of trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board, less than two-thirds of the trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Information about the Board

The Board is currently composed of four (4) trustees, all of whom are Independent Trustees. Ms. Julie Getchell has been selected by the Governance Committee of the Board as the Lead Independent Trustee. Ms. Getchell was previously elected as a trustee by shareholders at a special meeting of the shareholders held on January 6, 2017. Each trustee holds office for the lifetime of the Trust until he or she dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor. The tenure of each trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Board at the meeting that coincides with or follows the date he or she turns seventy-five (75) years of age.

The Board’s role is one of oversight, including oversight of the risks of the Funds, rather than active management. The Board has oversight responsibility over the management of the Trust’s activities, including its investment performance, compliance program, operational and other risks associated with its activities, as conducted primarily by Securian AM. The Trust has retained Securian AM as its investment adviser, and subject to the oversight of the Board, Securian AM is responsible for the day-to-day operations of the Trust and its Funds. With the approval of the Board, Securian AM has hired sub-advisers to provide the day-to-day portfolio management of certain Funds. The Board approves the policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from Securian AM regarding the implementation of such policies and procedures, elects the officers of the Trust, and approves the hiring of any sub-advisers by Securian AM. During the past fiscal year, there were four (4) regularly scheduled meetings of the Board.

The Board has two standing committees: Audit Committee and Governance Committee (each, a “Committee”, and collectively, the “Committees”). The Committees meet as often as necessary, either in conjunction with regular meetings of the Board, or as otherwise necessary. The members of the Committees are composed solely of the Independent Trustees. This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The following is a summary of the purposes and composition of each of the Committees:

Audit Committee

The Audit Committee, which has adopted a separate Audit Committee Charter, has as its purposes to: (a) oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent registered public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accountants; (e) to act as a liaison between the Trust’s independent registered public accountants and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Securian AM, Minnesota Life and its affiliates as such functions relate to the Trust (if any). The Audit Committee met two (2) times during the past fiscal year and currently consists of the following trustees: Mr. Gustafson (Chair), Ms. Kung, and Ms. Getchell, each of whom is an Independent Trustee.

Governance Committee

The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board, selects and recommends to the Board individuals for nomination as trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board, the Board’s committee structure and each Committee’s Charter, develops proposals regarding trustee education, reviews trustee compensation and expenses, and at least annually facilitates board self-assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential trustee candidates are drawn from a number of sources, including recommendations from management of Securian AM. The Governance Committee met one (1) time during the past fiscal year and currently consists of the following trustees: Ms. Kung (Chair), Mr. Gustafson, and Ms. Getchell, each of whom is an Independent Trustee.

Information regarding the Trustee Nominees and Executive Officers of the Trust

The Trustee Nominees and the other executive officers of the Trust, along with their backgrounds, are described in the following pages. All Trustee Nominees have consented to serve if elected. The information includes each Trustee Nominee’s name, year of birth, position and length of time served with the Trust, principal occupation(s) and other directorships/trusteeships held during the past five (5) years, and additional information related to experience, qualifications, attributes, and skills. Unless otherwise stated, the address for each Trustee Nominee and executive officer is c/o Securian Funds Trust, 400 Robert Street North, Saint Paul, Minnesota 55101-2098.

Independent Trustees Nominees

Julie K. Getchell
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past Five (5) Years
1954	Trustee since October 21, 2011; Lead Independent Trustee since October 31, 2024	Retired; held various senior financial positions at Cargill, Inc. and its investment affiliates from 2005 to 2012; served as Chief Financial Officer and later as Chief Operating Officer of Insight Investment, Inc. from 1991 to 2000	11	None

Brian E. Gustafson
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past Five (5) Years
1967	Trustee since October 27, 2022; Audit Committee Chair since October 31, 2024	Director, Investments, Olympus Ventures, LLC since January 2025; Managing Director, Investments, Tonkawa, from 2001 to 2024	11	None

Wan-Chong Kung
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past Five (5) Years
1960	Trustee since October 27, 2022; Governance Committee Chair since October 31, 2024	Retired; Portfolio Manager, Nuveen Asset Management, LLC, from 2011-2019	11	Advisor Managed Portfolios, 2023-present; Federal Home Loan Bank of Des Moines, 2022-present; Trust for Advised Portfolios, 2020-present

Interested Trustee Nominee
Suzette E. Huovinen (1)
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past Five (5) Years
1975	President since October 28, 2023	Director, President, and CEO, Securian AM, since January 2023; Senior Vice President, Securian Financial Group, Inc. since 2019; Senior Vice President, Minnesota Life Insurance Company, since 2019; Senior Vice President, Securian Life Insurance Company, since 2019; President and CEO, Canadian	11	None

Premier Life Insurance Company, from 2019 to 2022; President and

CEO, Canadian Premier General Insurance Company, from 2019 to 2022; Vice President, Chief Actuary and Chief Risk Officer, Securian Financial Group, Inc., from 2015 to 2019

(1)	Ms. Huovinen is an “interested person” of the Trust, as that term is defined in the 1940 Act, because of her affiliation with Securian AM, the investment adviser to the Trust.

Other Executive Officers

Suzette E. Huovinen
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years
1975	President since October 28, 2023	Director, President, and CEO, Securian AM, since January 2023; Senior Vice President, Securian Financial Group, Inc. since 2019; Senior Vice President, Minnesota Life Insurance Company, since 2019; Senior Vice President, Securian Life Insurance Company, since 2019; President and CEO, Canadian Premier Life Insurance Company, from 2019 to 2022; President and CEO, Canadian Premier General Insurance Company, from 2019 to 2022; Vice President, Chief Actuary and Chief Risk Officer, Securian Financial Group, Inc., from 2015 to 2019

Kevin L. Ligtenberg
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years
1973	Vice President and Treasurer since August 1, 2021	Vice President, Director of Investment Operations, Securian AM since August 2021; Director of Investment Operations, Securian AM from May 2021 to July 2021; Manager of Investment Operations, Securian AM from March 2013 to May 2021

Christopher B. Owens
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years
1977	Vice President since January 30, 2020	Vice President Individual Solutions Distribution, Securian Financial Group, Inc. since April 2024; Second Vice President – Retail Life and Annuity Sales, Securian Financial Group, Inc. from June 2018 to April 2024

Paul Jason Thibodeaux
Year of Birth	Position(s) Held With Trust and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years
1979	Secretary since March 31, 2021	Director, Law – Securities and Individual Solutions, Securian Financial Group, Inc., since August 2024; Senior Vice President, Chief Compliance Officer, Securian AM from August, 2023 to August 2024; Vice President, Assistant General Counsel, Securian AM from June, 2022 to August, 2023; Senior Investment Counsel, Securian AM from January, 2018 to May 2022

Qualifications of Trustee Nominees

Each of the Trustee Nominees was nominated by the Governance Committee of the Board to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board, based on the recommendation of the Governance Committee, has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other Trustee Nominees and other trustees currently serving on the Board, each Trustee Nominee is qualified to serve, or in the case of Mr. Gustafson and Ms. Kung, continue to serve, as a trustee of the Trust. Among the attributes common to all the Trustee Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, Securian AM, legal counsel, the independent registered public accounting firm and other service providers of the Trust, and to exercise effective business judgment in the performance of their duties as trustees.

The following is a summary of qualifications, experiences, attributes or skills of each of the Trustee Nominees (in addition to the principal occupation(s) during the past five (5) years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Independent Trustee Nominees

Julie K. Getchell. Ms. Getchell’s profession experience with financial and investment matters, including as the Chief Financial Officer for several financial firms and with some of the largest asset managers in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Ms. Getchell background and experiences also enable her to serve as the Trust’s designated audit committee financial expert.

Brian E. Gustafson. Mr. Gustafson’s professional experience with financial, investment, and governance matters, including as a managing director and an institutional portfolio manager for a closely-held investment enterprise, enables him to provide valuable expertise regarding the financial performance of the Funds, as well as the governance and oversight functions of the Trust.

Wan-Chong Kung. Ms. Kung’s professional experience with financial and investment matters, including as a portfolio manager managing fixed income mutual funds and institutional total return accounts for several leading investment firms, enables her to provide valuable expertise regarding the investment management and mutual fund industries, respectively, and the financial performance of the Funds.

Interested Trustee Nominee

Suzette E. Huovinen. Ms. Huovinen is the current President of the Trust, the President, CEO, and Director of Securian AM, the investment adviser to the Trust, and is also a Senior Vice President of Minnesota Life and Securian Life, the sole shareholders of the Funds, and a Senior Vice President of Securian Financial Group, the ultimate parent company of Securian AM, Minnesota Life, and Securian Life. Ms. Huovinen possesses investment experience, including in her current role as President of Securian AM and President of the Trust, that equips her with intimate familiarity with the Trust, its Funds, and their operations and enables her to provide valuable perspective on investment management and fund administration. Her leadership roles within the various organizations involved with the management of the Trust provide additional value to the Board and the shareholders of the Funds an interested trustee.

Trustee Compensation

During the past fiscal year, the trustees were compensated by the Trust as follows:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and other Funds in the Same Complex Paid to Trustee
Independent Trustees
Julie K. Getchell	$105,500	N/A	N/A	$105,500
Brian E. Gustafson	$105,500	N/A	N/A	$105,500
Linda L. Henderson (1)	$75,500	N/A	N/A	$75,500
Wan-Chong Kung	$105,500	N/A	N/A	$105,500

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and other Funds in the Same Complex Paid to Trustee
Interested Trustees
David M. Kuplic (2)	$90,000	N/A	N/A	$90,000

(1)	Effective July 25, 2024, Ms. Henderson reached the age of mandatory retirement and retired from her position as an Interested Trustee of the Trust.

(2)	Effective July 24, 2025, Mr. Kuplic resigned from his position as an Interested Trustee of the Trust.

No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Securian AM. Accordingly, if elected by the shareholders, Ms. Huovinen will not receive any compensation from the Trust for her service as an Interested Trustee.

GENERAL INFROMATION ABOUT THE FUNDS

Management and Other Service Providers

Details regarding each of the current service providers to the Trust is as follows:

Investment Adviser. The investment adviser to each of the Funds is Securian AM. Securian AM is located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098.

Investment Sub-Advisers. Sub-advisers have been hired to manage the following Funds:

Fund	Investment Sub-Adviser	Principal Business Address

SFT Core Bond Fund	Metropolitan West Asset Management, LLC	515 South Flower Street, Los Angeles, California, 90071

SFT Macquarie Growth Fund (formerly SFT Delaware Ivy Growth Fund)	Delaware Investments Fund Advisers	100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106

SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivy Small Cap Growth Fund)	Delaware Investments Fund Advisers	100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106

SFT Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	1166 Avenue of the Americas, 30th Floor, New York, New York 10036

SFT T. Rowe Price Value Fund	T. Rowe Price Associates, Inc.	1307 Point Street, Baltimore, Maryland 21231

SFT Wellington Core Equity Fund	Wellington Management Company LLP	280 Congress Street, Boston, Massachusetts 02210

Principal Underwriter and Distributor. Shares of the Funds are offered on a continuous basis through Securian Financial Services, Inc. (“SFS”), as distributor of the Funds pursuant to a distribution agreement between SFS and the Trust. As distributor, SFS acts as the Trust’s agent to underwrite, sell, and distribute shares on a continuous basis, pursuant to a best efforts arrangement. Share of the Funds are only sold to the separate accounts of Minnesota Life and Securian Life. SFS is located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098.

Administrator. The Trust has entered into administrative service agreements with Securian Financial Group, Inc., 400 Robert Street North, Saint Paul, Minnesota 55101-2098, and with State Street Bank and Trust Company (“State Street”), 800 Pennsylvania Avenue, Kansas City, Missouri, 64105, pursuant to which Securian Financial Group and State Street provide administrative services to the Funds.

Custodian. The assets of each Fund are held in custody by State pursuant to a custodian agreement approved by the Board.

Independent Registered Public Accounting Firm. The Audit Committee of the Board has selected KPMG LLP (“KPMG”), to be the Trust’s independent registered public accounting firm for the Trust’s current fiscal year. KPMG examines the annual financial statements of the Trust and provides certain other audit-related services to the Trust.

KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that KPMG are independent auditors with respect to the Funds.

Audit Fees. The fees billed to each Fund for professional services rendered by KPMG for the audit of the Trust’s annual financial statements or services normally provided in connection with the statutory and regulatory filings or engagements for the past two (2) fiscal years ended December 31, 2023 and December 31, 2024, are as follows:

	Audit Fees

Fund	2023	2024

SFT Core Bond Fund	$41,867	$45,378
SFT Balanced Stabilization Fund	$39,312	$42,759
SFT Equity Stabilization Fund	$25,321	$27,248
SFT Index 400 Mid-Cap Fund	$38,217	$41,379
SFT Index 500 Fund	$39,711	$43,017
SFT Government Money Market Fund	$23,500	$25,253
SFT Macquarie Growth Fund (formerly SFT Delaware Ivy Growth Fund)	$26,759	$28,824
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivy Small Cap Growth Fund)	$26,067	$28,065
SFT Real Estate Securities Fund	$31,701	$34,239
SFT T. Rowe Price Value Fund	$26,067	$28,065
SFT Wellington Core Equity Fund	$28,835	$31,099

Total	$347,357	$375,145

Audit-Related Fees. There were no audit-related fees billed for professional services provided by KPMG to the Trust for the last two (2) fiscal years ended December 31, 2023 and December 31, 2024, respectively.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG to the Trust for tax compliance, tax advice, tax planning and tax return preparation for the fiscal year ended December 31, 2023 was $10,350. There were no fees billed for professional services rendered by KPMG to the Trust for tax compliance, tax advice, tax planning and tax return preparation for the fiscal year ended December 31, 2024. These services consisted of KPMG reviewing the Trust’s excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the tax consequences of specific investments.

All Other Fees. There were no fees billed for the fiscal years ended December 31, 2023 and December 31, 2024 for services provided by KPMG to the Trust, other than the services reported in Audit Fees, Audit Related Fees and Tax Fees above. KPMG billed  $295,000 and $358,000 for non-audit services rendered to Securian AM or entities controlling, controlled by, or under common control with Securian AM during the fiscal years ended December 31, 2023 and December 31, 2024, respectively.

Audit Committee Pre-Approval Policy and Procedures. The Audit Committee meets with the Trust’s independent registered public accounting firm and Securian AM to review and pre-approve all audit services to be provided by the independent registered public accountants. The Audit Committee also pre-approves all non-audit services to be provided by the Trust’s independent registered public accounting firm to the Trust; provided that such services may also be approved by the chair of the Audit Committee if the estimated fees for such services do not exceed $20,000. In addition, the pre-approval requirement does not apply to non-audit services that (i) were not recognized as such at the time of the engagement, (ii) do not aggregate more than five percent (5%) of total revenues paid to the Trust’s independent registered public accounting firm by the Trust during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit; and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee, pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, also pre-approves the Trust’s independent registered public accounting firm’s engagements for non-audit services with the Trust’s investment adviser, Securian AM, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee has determined that the provision by KPMG of the non-audit services rendered to Securian AM and entities controlling, controlled by or under common control with Securian AM that provides ongoing services to the Trust and its Funds that were not pre-approved by the Audit Committee is compatible with maintaining KPMG’s independence.

Legal Counsel. Stradley Ronon Stevens & Young LLP serves as general counsel to the Trust.

INFORMATION ABOUT THE MEETING

Special Meeting of the Shareholders

The Meeting will be held on November 17, 2025 at 9:00 a.m. Central Time, at the offices of the Adviser located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098. Attendance at the Meeting is limited to shareholders of the Funds as of the Record Date. Instead of attending and voting at the Meeting, you may choose to vote and return the enclosed voting instruction form or vote online by visiting the website listed on the enclosed voting instruction form and recording your voting instructions via the internet.

All properly executed voting instruction forms received prior to the date of the Meeting will be voted at the Meeting in accordance with the instructions marked on the voting instruction form. Unless voting instructions to the contrary are marked on the voting instruction form, the shares will be voted “FOR” the approval of the Proposal and in accordance with the judgment of Minnesota Life or Securian Life, as applicable. Any shareholder executing a voting instruction form has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated voting instruction form, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, c/o Securian Asset Management, Inc., 400 Robert Street North, Saint Paul, Minnesota 55101-2098). However, attendance at the Meeting, by itself, will not revoke a previously tendered voting instruction form. Unless the voting instruction form is revoked, your shares represented thereby will be voted in accordance with the specifications therein.

Record Date and Outstanding Shares

Only shareholders of record of a Fund at the close of business on September 30, 2025 are entitled to vote at the Meeting. On that date, the Funds had an aggregate amount of 549,293,576.71 shares outstanding and entitled to vote, and each Fund had the following number of shares outstanding and entitled to vote:

Fund	Total Number of Shares Outstanding

SFT Core Bond Fund – Class 1	4,125,232.29

SFT Core Bond Fund – Class 2	161,937,482.60

SFT Balanced Stabilization Fund	22,831,550.67

SFT Equity Stabilization Fund	15,972,584.70

SFT Index 400 Mid-Cap Fund – Class 1	5,527,545.98

SFT Index 400 Mid-Cap Fund – Class 2	20,891,013.36

SFT Index 500 Fund – Class 1	9,796,798.05

SFT Index 500 Fund – Class 2	34,735,894.60

SFT Government Money Market Fund	226,909,923.99

SFT Macquarie Growth Fund (formerly SFT Delaware Ivy Growth Fund)	13,039,293.30

SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivy Small Cap Growth Fund)	5,940,651.07

Fund	Total Number of Shares Outstanding

SFT Real Estate Securities Fund – Class 1	2,488,487.39

SFT Real Estate Securities Fund – Class 2	14,183,271.69

SFT T. Rowe Price Value Fund	7,222,780.04

SFT Wellington Core Equity Fund – Class 1	250,415.95

SFT Wellington Core Equity Fund – Class 2	3,440,651.05

Fund Shares Owned by Minnesota Life Companies

On the Record Date, Minnesota Life, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098, owned 99.9% of the outstanding voting shares of the Fund and Securian Life, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098, owned 0.1% of the aggregate outstanding voting shares of the Funds.

Security Ownership of Certain Beneficial Owners and Management

The officers and trustees of the Trust cannot directly own shares of a Fund but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through a Participating Insurance Company. As the end of the last fiscal year, such officers and trustees as a group beneficially own less than 1% of the outstanding shares of any Fund.

The following table sets for the aggregate dollar range of equity securities owned by each Trustee Nominee as of the Record Date:

Independent Trustee Nominees

Fund	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Fund

Julie K. Getchell		$10,001-$50,000

SFT Macquarie Growth Fund (formerly SFT Delaware Ivy Growth Fund)	$10,000-$50,000

SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivy Growth Fund)	$1-10,000

All other Funds	None

Fund	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Fund

Brian E. Gustafson		$10,0001-$50,000

SFT Core Bond Fund	$10,001-$50,000

SFT Index 500 Fund	$10,001-$50,000

SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivy Growth Fund)	$1-$10,000

All other Funds	None

Wan-Chong Kung	None	None

Interested Trustee Nominee

Fund	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Fund

Suzette E. Huovinen	None	None

Voting Rights

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of a Fund that you own as of the regular close of business on the Record Date. Due to the pass-through voting structure of variable annuity contracts and variable life insurance policies, the Participating Insurance Companies will vote shares in the separate account(s). However, they are required by law to request voting instructions from Contract Owners and must vote shares in the separate account(s) as instructed by the Contract Owner(s), including shares for which no instructions have been received, in proportion to the voting instructions received.

Quorum

In order for the Meeting to go forward, a quorum must be achieved. A quorum is reached when at least a majority of shares of the Funds issued and outstanding are represented at the Meeting. Because Minnesota Life and Securian Life are the legal owners of all of the shares of each of the Funds through their separate accounts, their presence at the Meeting in person or by proxy will meet the quorum requirement.

Required Vote

The Proposal must be approved by the affirmative vote of a plurality of votes cast at the Meeting at which a quorum is present. The election of a Board of Trustees will be voted upon by all of the Trust’s shareholders as a group without regard to an individual Fund.

Adjournments

If, in the unlikely event that a quorum is not present at the Meeting, in person or by proxy, then a majority of the votes cast by shareholders of the Trust present in person or by proxy at the Meeting may adjourn the Meeting without further notice other than an announcement at the Meeting. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. Minnesota Life and Securian Life, as the sole shareholders of the Trust, will use the authority granted to them to vote on adjournment at their discretion.

Shareholder Proposals

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, c/o Securian Asset Management, Inc., 400 Robert Street North, Saint Paul, Minnesota 55101-2098), so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934 and other applicable laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

Solicitation of Voting Instructions

Voting instructions are solicited primarily by mail. Securian AM has retained Broadridge (the “Proxy Solicitor”) as a proxy solicitor for the Trust. The Proxy Solicitor will provide voting instruction solicitation services in connection with the Meeting at an estimated cost of $151,960, which will be paid for by the Trust. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. In addition, the Trust may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding proxy solicitation materials to their beneficial owners. All costs of the proxy solicitation, including the cost of preparing, printing and mailing the Proxy Statement and Notice of Special Meeting of the Shareholders, and tabulating voting instructions will be paid by the Trust.

As the Meeting date approaches, Contract Owners may receive a call from a representative of the Proxy Solicitor if their voting instructions have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the Contract Owner casting the vote and that the voting instructions of the Contract Owner are accurately determined.

In all cases where a telephonic voting instruction is solicited, the Proxy Solicitor’s representative is required to ask the Contract Owner for the Contract Owner’s full name, address, title (if the person giving the voting instruction is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the Contract Owner has received this Proxy Statement in the mail. If the information solicited agrees with the information provided to the Proxy Solicitor, the Proxy Solicitor representative has the responsibility to explain the process, read the Proposal as listed on the voting instruction card, and ask for the Contract Owner’s voting instructions on the Proposal. The Proxy Solicitor representative, although permitted to answer questions about the proxy process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. The Proxy Solicitor will record the Contract Owner’s instructions on the voting instruction card. Within seventy-two (72) hours, the Proxy Solicitor will send the Contract Owner a letter or email to confirm the Contract Owner’s vote and ask the Contract Owner to call the Proxy Solicitor immediately if the Contract Owner’s voting instructions are not correctly reflected in the confirmation.

Shareholder Reports

Each Fund’s Annual Report for the most recently completed fiscal year has been previously provided to shareholders. This Proxy Statement should be read in conjunction with each Fund’s Annual Report. A copy of each Fund’s Annual Report may be obtained, without charge, by telephone by calling (800) 643-5728 (toll-free) or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies of each Fund’s Annual Report are also available online at www.SecurianFunds.com/prospectus.

VOTING INSTRUCTION CARD

SECURIAN FUNDS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON NOVEMBER 17, 2025

The Board of Trustees (the “Board”) of Securian Funds Trust, a Delaware statutory trust (the “Trust”) and an open-end management investment company registered under the Investment Company Act of 1940, as amended, is soliciting these voting instructions from the shareholders and the owners of variable annuity contracts or variable life insurance policies issued by Minnesota Life Insurance Company (“Minnesota Life”) and Securian Life Insurance Company (“Securian Life”), who, by virtue of their ownership of the contract and policies, indirectly participate in the series of Trust named above (each, a “Fund” and collectively, the “Funds”).

These voting instructions are for use at the special meeting of shareholders scheduled to be held on November 17, 2025 and at any adjournments or postponements thereof (the “Meeting”), at 9:00 a.m. Central Time, at the offices of Securian Asset Management, Inc., the investment adviser to the Trust, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098. The Meeting is being held for the purposes of electing four (4) trustees to the Board of the Trust (the “Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE OF THIS CARD. BY SIGNING THIS VOTING INSTRUCTION FORM, YOU ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 1, 2025. AS LEGAL OWNERS OF FUND SHARES, MINNESOTA LIFE WILL VOTE YOUR SHARES IN ACCORDANCE WITH THESE INSTRUCTIONS AT THE MEETING.

Minnesota Life Insurance Company

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE SHARES OF THE FUND(S) ATTRIBUTED TO AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED VOTING INSTRUCTION FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” THE PROPOSAL.

Note: Please sign exactly as your name(s) appear(s) on the voting instruction card. If you are signing this voting instruction card for a corporation, estate, trust, or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

PROPOSAL

1.	To elect the following individuals as trustees of Securian Funds Trust:

Nominees:

	FOR	WITHOLD
(1) Julie K. Getchell	( )	( )

(2) Brian E. Gustafson	( )	( )

(3) Wan-Chong Kung	( )	( )

(4) Suzette E. Huovinen	( )	( )

2.	To vote on any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF SECURIAN FUNDS TRUST UNANIMOUSLY RECOMMEND YOU VOTE “FOR” THE ELECTION OF ALL THE NOMINEES LISTED ABOVE.

Minnesota Life Insurance Company

VOTING INSTRUCTION CARD

SECURIAN FUNDS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON NOVEMBER 17, 2025

The Board of Trustees (the “Board”) of Securian Funds Trust, a Delaware statutory trust (the “Trust”) and an open-end management investment company registered under the Investment Company Act of 1940, as amended, is soliciting these voting instructions from the shareholders and the owners of variable annuity contracts or variable life insurance policies issued by Minnesota Life Insurance Company (“Minnesota Life”) and Securian Life Insurance Company (“Securian Life”), who, by virtue of their ownership of the contract and policies, indirectly participate in the series of Trust named above (each, a “Fund” and collectively, the “Funds”).

These voting instructions are for use at the special meeting of shareholders scheduled to be held on November 17, 2025, and at any adjournments or postponements thereof (the “Meeting”), at 9:00 a.m. Central Time, at the offices of Securian Asset Management, Inc., the investment adviser to the Trust, located at 400 Robert Street North, Saint Paul, Minnesota 55101-2098. The Meeting is being held for the purposes of electing four (4) trustees to the Board of the Trust (the “Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE OF THIS CARD. BY SIGNING THIS VOTING INSTRUCTION FORM, YOU ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 1, 2025. AS LEGAL OWNERS OF FUND SHARES, SECURIAN LIFE WILL VOTE YOUR SHARES IN ACCORDANCE WITH THESE INSTRUCTIONS AT THE MEETING.

Securian Life Insurance Company

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE SHARES OF THE FUND(S) ATTRIBUTED TO AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED VOTING INSTRUCTION FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” THE PROPOSAL.

Note: Please sign exactly as your name(s) appear(s) on the voting instruction card. If you are signing this voting instruction card for a corporation, estate, trust, or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

PROPOSAL

1.	To elect the following individuals as trustees of Securian Funds Trust:

Nominees:

	FOR	WITHOLD
(1) Julie K. Getchell	( )	( )

(2) Brian E. Gustafson	( )	( )

(3) Wan-Chong Kung	( )	( )

(4) Suzette E. Huovinen	( )	( )

2.	To vote on any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF SECURIAN FUNDS TRUST UNANIMOUSLY RECOMMEND YOU VOTE “FOR” THE ELECTION OF ALL THE NOMINEES LISTED ABOVE.

Securian Life Insurance Company